Bank Of Florida Corp. Appoints Michael T. Putziger as Chairman of the Board
[ PR Newswire· 2007-05-02 ]

NAPLES, Fla., May 2 /PRNewswire-FirstCall/ -- Earl L. Frye, Chairman of the Board for Bank of Florida Corporation, announced at the Annual Shareholders meeting held on April 26, 2007, his decision to retire as Chairman of the Board. After a very successful career in real estate and nearly 40 years of Directorship for a variety of Bank Boards, Mr. Frye has turned the Chairmanship role for the Company over to the newly elected Chairman, Michael T. Putziger.

Mr. Frye was a founding director of Bank of Florida Corporation and served as Chairman since 2003. His banking career began in 1968 when he was asked to serve as a Director of First National Bank and Trust Company of Collier County. Through a number of acquisitions and mergers, that bank eventually came to be C&S Sovran and then NCNB, where Mr. Frye served on both the state and parent company Boards of Directors.

"Earl helped lead this bank from inception in 1999 to the billion dollar multi-bank holding company that it is today and for that we are grateful. His clear vision for the Company, its leadership and expansion into markets outside of Collier County was instrumental in our growth and success," said President and CEO, Michael L. McMullan. "Earl is the consummate businessman, visionary and trusted advisor. Although we will miss his leadership and giving hand, we wish him the best in his well-earned retirement." Mr. Frye will continue to serve as Chairman Emeritus for the holding company.

Elected as the incoming Chairman of the Board, Mr. Putziger has over 30 years of experience in advising financial companies as general counsel, including providing guidance on commercial lending activities and mergers and acquisitions. He is currently Vice Chairman of the WinnCompanies, a private real estate development company headquartered in Massachusetts. He is also of counsel to the law firm of Murtha Cullina, LLP. Additionally, Mr. Putziger is Chairman of the Board of a bank in Vermont, and has served as a Board Member for many other community bank boards. He is a founding Board Member for Bank of Florida - Southwest and joined the Bank of Florida Corporation Board in 2002. He resides in both Naples and Massachusetts.

"We are extremely fortunate that Michael has agreed to serve as Chairman. His strong background and experience in the responsibilities and obligations of building a high growth bank holding company will serve us well as we aim to reach our next significant milestones," stated Mr. McMullan. "We look forward to implementing some of the best practices he has learned from other successful institutions and incorporating them into our business model as well as benefiting from his broad and deep knowledge of our industry and its opportunities and challenges."

In addition to Mr. Putziger, also reelected at the Annual Shareholders Meeting to the Bank of Florida Corporation Board of Directors were: Donald R. Barber, Joe B. Cox, H. Wayne Huizenga, Jr., John B. James, LaVonne Johnson, Edward Kaloust, Michael L. McMullan, Harry K. Moon, M.D., Ramon Rodriguez and Terry W. Stiles. Pierce Neese, former Board Member for Bank of Florida's recently acquired Old Florida Bank, was also appointed to the Board of Directors.

BANK OF FLORIDA CORPORATION

Bank of Florida Corporation (Nasdaq: BOFL, Newspaper listing: "BcshFla") is a $1.2 billion-asset multi-bank holding company located in Naples, Florida. Bank of Florida Corporation is the parent company for Bank of Florida - Southwest in Collier and Lee Counties; Bank of Florida - Southeast in Broward, Miami-Dade and Palm Beach Counties; Bank of Florida - Tampa Bay in Hillsborough County; and Bank of Florida Trust Company. Investor information may be found on the Company's web site, http://www.bankofflorida.com, by clicking on the "Investor Relations" tab. To receive an email alert of all Company press releases, SEC filings, and events, select the "Email Notification" section.

This press release may contain certain references to financial measures identified as being stated on an operating basis or which adjust for or exclude nonrecurring merger-related expenses, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses, credits or gains. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information that is important to a proper understanding of the Company's core business results by investors. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The foregoing may also be deemed to be offering materials of the Company in connection with its proposed acquisition of Old Florida Bankshares, Inc. ("Old Florida") on the terms and subject to the conditions in the Agreement and Plan of Merger dated August 28, 2006, among the Company and Old Florida.

Company and Old Florida shareholders and other investors are urged to read the Proxy Statement/Prospectus, a preliminary copy of which was included in the Registration Statement on Form S-4 (which Bank of Florida Corporation filed with the Securities and Exchange Commission on October 3, 2006( and the final version of which was filed with the Securities and Exchange Commission as a 424(b)(3) on November 13, 2006, because it contains important information about the Company, Old Florida, the merger, the solicitation of proxies in the merger and related matters.

The Proxy Statement/Prospectus is available for free on the Securities and Exchange Commission website (http://www.sec.gov) as a 424(b)(3) filed on November 13, 2006, and from Bank of Florida Corporation as follows:

Chief Financial Officer

Bank of Florida Corporation

1185 Immokalee Road

Naples, Florida 34110

(239) 254-2100

Certain statements in this press release may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements generally can be identified by the use of forward- looking terminology, such as "may," "will," "expect," "estimate," "anticipate," "believe," "target," "plan," "project," or "continue" or the negatives thereof or other variations thereon or similar terminology, and are made on the basis of management's plans and current analyses of Bank of Florida Corporation, its business and the industry as a whole. These forward- looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. The above factors, in some cases, have affected, and in the future could affect Bank of Florida Corporation financial performance and could cause actual results for fiscal 2007 and beyond to differ materially from those expressed or implied in such forward-looking statements. Bank of Florida Corporation does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

CONTACT: Tracy L. Keegan, Executive VP & CFO of Bank of Florida Corporation, +1-239-254-2147.

SOURCE Bank of Florida Corporation

    -0-                     05/02/2007

    /CONTACT: Tracy L. Keegan, Executive VP & CFO of Bank of Florida Corporation, +1-239-254-2147/

    /Web site: http://www.bankofflorida.com/
    (BOFL)

CO: Bank of Florida Corporation

ST: Florida

IN: FIN

SU: PER

JT-GF

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0995 05/02/2007 17:33 EDT http://www.prnewswire.com

Subject Codes: PT/lang.en, PC/ticker, IN/FIN, SU/PER, RE/Florida, PC/priority.r, PC/category.f

Company Codes: NASDAQ-NMS:BOFL